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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: November 26, 2002
                        (Date of earliest event reported)

                                     1-10711
                                     -------
                              (Commission File No.)


                       Worldwide Restaurant Concepts, Inc.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)




            Delaware                                       95-4307254
            --------                                       ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                             Number)

       15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
       -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (818) 662-9800
                                  -------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

               On November 26, 2002, the Company issued a press release announcing the opening of the sixteenth Pat & Oscar's(SM) restaurant.

               On December 3, 2002, the Company issued a press release announcing the opening of the seventeenth Pat & Oscar's(SM) restaurant.

               On January 15, 2003, the Company issued a press release announcing a ten restaurant franchise agreement at Sizzler USA.

               On March 3, 2003, the Company issued a press release announcing the conference call to discuss third quarter fiscal year 2003 financial results.

               On March 10, 2003, the Company issued a press release announcing the opening of the eighteenth Pat & Oscar's(SM) restaurant.

               On March 17, 2003, the Company issued a press release announcing the opening of the nineteenth Pat & Oscar's(SM) restaurant.

               On March 18, 2003, the Company issued a press release reporting third quarter fiscal year 2003 financial results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
----------         -----------
99.1               Press Release dated November 26, 2002.
99.2               Press Release dated December 3, 2002.
99.3               Press Release dated January 15, 2003.
99.4               Press Release dated March 3, 2003.
99.5               Press Release dated March 10, 2003.
99.6               Press Release dated March 17, 2003.
99.7               Press Release dated March 18, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             Worldwide Restaurant Concepts, Inc.

                                                     By: /s/ A. Keith Wall
                                                     ---------------------------
                                                     Name: A. Keith Wall
                                                   Title: Vice President and CFO